                                                                    Exhibit 10.1

                      Master Separation and Sale Agreement

                                  by and among

                        Schlumberger Technologies, Inc.,

                      Schlumberger Technology Corporation,

                                 Schlumberger BV

                                       and

                                  NPTest, Inc.



                                _______ __, 2002

                                TABLE OF CONTENTS
                                -----------------

                                                                                                                Page
                                                                                                                ----
ARTICLE I SEPARATION .......................................................................................      2

     Section 1.1      Separation Date.......................................................................      2

     Section 1.2      Closing of Transactions...............................................................      2

     Section 1.3      Exchange of Secretary's Certificates..................................................      2

     Section 1.4      No Derogation from Prior Transfers....................................................      2

     Section 1.5      Transfers to NPT Include Transfers to Other Members of the NPT Group..................      2

ARTICLE II DOCUMENTS AND ITEMS TO BE DELIVERED ON OR PRIOR TO THE SEPARATION DATE ..........................      3

     Section 2.1      Documents to Be Delivered by Schlumberger.............................................      3

     Section 2.2      Documents to Be Delivered by NPT......................................................      4

ARTICLE III THE IPO AND ACTIONS PENDING THE IPO ............................................................      4

     Section 3.1      Transactions Prior to the IPO.........................................................      4

     Section 3.2      Cooperation...........................................................................      4

     Section 3.3      Conditions Precedent to Consummation of the IPO.......................................      5

ARTICLE IV THE SALE ........................................................................................      6

     Section 4.1      The Sale..............................................................................      6

ARTICLE V COVENANTS AND OTHER MATTERS ......................................................................     6

     Section 5.1      Other Agreements......................................................................      6

     Section 5.2      Further Instruments...................................................................      6

     Section 5.3      Intentionally Omitted.................................................................      7

     Section 5.4      Agreement for Exchange of Information.................................................      7

     Section 5.5      Auditors and Audits; Annual and Quarterly Statements and Accounting...................      8

     Section 5.6      Consistency with Past Practices.......................................................     10

     Section 5.7      Payment of Expenses...................................................................     10

     Section 5.8      Dispute Resolution....................................................................     10

     Section 5.9      Governmental Approvals................................................................     11

     Section 5.10     No Representation or Warranty.........................................................     12

     Section 5.11     Employee Agreements:  Definition......................................................     12

          Section 5.12     Cooperation in Obtaining New Agreements.................................................   14

          Section 5.13     Property Damage to NPT Assets Prior to the Separation Date..............................   14

          Section 5.14     Charter/bylaw Amendments................................................................   14

          Section 5.15     NPTest Board Representation.............................................................   15

     ARTICLE VI MISCELLANEOUS .....................................................................................   16

          Section 6.1      Limitation of Liability.................................................................   16

          Section 6.2      Entire Agreement........................................................................   17

          Section 6.3      Governing Law...........................................................................   17

          Section 6.4      Descriptive Headings....................................................................   17

          Section 6.5      Termination.............................................................................   17

          Section 6.6      Notices.................................................................................   17

          Section 6.7      Counterparts............................................................................   18

          Section 6.8      Binding Effect; Assignment..............................................................   18

          Section 6.9      Severability............................................................................   19

          Section 6.10     Failure or Indulgence Not Waiver; Remedies Cumulative...................................   19

          Section 6.11     Amendment...............................................................................   19

          Section 6.12     Authority...............................................................................   19

          Section 6.13     Conflicting Agreements..................................................................   19

     ARTICLE VII DEFINITIONS ......................................................................................   20

          Section 7.1      Affiliate...............................................................................   20

          Section 7.2      "Ancillary Agreements"..................................................................   20

          Section 7.3      Employee Agreement......................................................................   20

          Section 7.4      Governmental Approvals..................................................................   20

          Section 7.5      Governmental Authority..................................................................   20

          Section 7.6      Information.............................................................................   20

          Section 7.7      IPO Closing Date........................................................................   20

          Section 7.8      Local Transfer Agreements...............................................................   20

          Section 7.9      NPT Assets..............................................................................   20

          Section 7.10     NPT Group...............................................................................   20

          Section 7.11     NPT's Auditors..........................................................................   21

          Section 7.12     Person..................................................................................   21

          Section 7.13     Schlumberger Group......................................................................   21

          Section 7.14     Schlumberger's Auditors.................................................................   21

          Section 7.15     Subsidiary..............................................................................   21

                      MASTER SEPARATION AND SALE AGREEMENT

         This Master Separation and Sale Agreement (this "Agreement") is entered into as of _______ __, 2002, by and among Schlumberger Technologies, Inc., a Delaware corporation ("STI"), Schlumberger Technology Corporation, a Texas corporation ("STC"), Schlumberger BV, a company organized and existing under the laws of the Netherlands ("SBV" and, together with STI, and STC, "Schlumberger"), and NPTest, Inc. ("NPT"), a Delaware corporation. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in Article VII hereof.

                                    RECITALS

         WHEREAS, STI and SBV collectively own all of the currently issued and outstanding common stock of NPT;

         WHEREAS, NPT is engaged in certain aspects of the automated test equipment business and related businesses (collectively, the "NPT Business") as described in the Registration Statement on Form S-1, Registration No. 333-88710 (as amended or supplemented from time to time, the "IPO Registration Statement");

         WHEREAS, the Board of Directors of each of STI, STC, SBV and NPT has determined that it would be appropriate and desirable for Schlumberger to contribute and transfer to NPT, and for NPT to receive and assume, directly or indirectly, certain assets and liabilities currently held, directly or indirectly, by Schlumberger and associated with the NPT Business, as identified in more detail herein (the "Separation");

         WHEREAS, effective as of May 10, 2002, STI contributed and transferred to NPT, and NPT received and assumed, assets and liabilities theretofore held by Schlumberger and associated with the NPT Business that was theretofore conducted by Schlumberger in the United States (the "U.S. Transfer");

         WHEREAS, on or prior to the date of this Agreement, members of the Schlumberger Group have transferred to members of the NPT Group certain assets and liabilities associated with the NPT Business that was theretofore conducted by Schlumberger outside the United States (together with the U.S. Transfer, the "Prior Transfers"), with the intent of completing the Prior Transfers on or before the Separation Date;

         WHEREAS, Schlumberger and NPT currently contemplate that, following the contribution and assumption of the assets and liabilities associated with the NPT Business as identified herein, NPT will make an initial public offering ("IPO") of an amount of its common stock pursuant to the IPO Registration Statement that will reduce STI's and SBV's combined ownership of NPT's issued and outstanding shares of common stock after the IPO to not more than ____%, assuming no exercise of the underwriters' over-allotment option;

         WHEREAS, each of STI and SBV currently intends to divest its remaining ownership in NPT through public or private sales of all of the shares of NPT common stock owned by it at a time subsequent to the date of the IPO (the "Sale"); and

         WHEREAS, the parties intend in this Agreement, including the Exhibits hereto, to set forth the principal arrangements between them regarding the separation of NPT and the NPT Business from Schlumberger.

         NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, the parties hereto agree as follows:

                                   ARTICLE I

                                   SEPARATION

         Section 1.1 Separation Date. Unless otherwise provided in this Agreement, or in any agreement to be executed in connection with this Agreement, the effective time and date of each transfer of property, assumption of liability, license, undertaking, or agreement in connection with the Separation shall be 12:01 a.m., Pacific Time, _______ __, 2002 or such other date as may be fixed by the parties (the "Separation Date").

         Section 1.2 Closing of Transactions. Unless otherwise provided herein, the closing of the transactions contemplated in Article II shall occur by the lodging of each of the executed instruments of transfer, assumptions of liability, undertakings, agreements, instruments or other documents executed or to be executed with Skadden, Arps, Slate, Meagher & Flom LLP ("SASM&F"), 525 University Avenue, Palo Alto, California 94301, to be held in escrow for delivery as provided in Section 1.3.

         Section 1.3 Exchange of Secretary's Certificates.

           Upon receipt of a certificate of the Secretary or an Assistant Secretary of each of STI, STC and SBV in the form attached to this Agreement as Exhibit A, SASM&F shall deliver to NPT on behalf of STI, STC and SBV all of the items required to be delivered by them hereunder pursuant to Section 2.1 and each such item shall be deemed to be delivered to NPT as of the Separation Date upon delivery of such certificate. Upon receipt of a certificate of the Secretary or an Assistant Secretary of NPT in the form attached to this Agreement as Exhibit B, SASM&F shall deliver to STI, STC and SBV on behalf of NPT all of the items required to be delivered by NPT pursuant to Section 2.2 hereunder and each such item shall be deemed to be delivered to STI, STC and SBV as of the Separation Date upon receipt of such certificate.

         Section 1.4 No Derogation from Prior Transfers. For convenience, this Agreement and the Ancillary Agreements may speak in the future tense as to transfers to NPT or other members of the NPT Group of certain assets and liabilities associated with the NPT Business, but nothing in this Agreement or any Ancillary Agreement shall derogate from the fact that the Prior Transfers have already been completed, and any reference to either or both of the Prior Transfers in the future tense shall be construed as confirmatory of the same.

         Section 1.5 Transfers to NPT Include Transfers to Other Members of the NPT Group. References in this Agreement and the Ancillary Agreements to transfers of assets and liabilities to NPT shall, where appropriate, include transfers of certain assets and liabilities to other members of the NPT Group.

                                   ARTICLE II

     DOCUMENTS AND ITEMS TO BE DELIVERED ON OR PRIOR TO THE SEPARATION DATE

         Section 2.1 Documents to Be Delivered by Schlumberger. On the Separation Date or such other date as agreed in connection with the Prior Transfers, each of STI and SBV will deliver, or will cause its appropriate Affiliates to deliver, to NPT all of the following items and agreements (collectively, together with all agreements and documents contemplated by such agreements, the "Ancillary Agreements"):

                 (a) A duly executed General Assignment and Assumption Agreement (the "Assignment Agreement") substantially in the form attached hereto as Exhibit C;

                 (b) A duly executed Master Technology Ownership and License Agreement substantially in the form attached hereto as Exhibit D-1, a duly executed Master Patent Ownership Agreement substantially in the form attached hereto as Exhibit D-2 and a duly executed Master Trademark Ownership and License Agreement substantially in the form attached as Exhibit D-3;

                 (c) A duly executed Employee Matters Agreement substantially in the form attached hereto as Exhibit E;

                 (d) A duly executed Tax Sharing Agreement substantially in the form attached hereto as Exhibit F;

                 (e) A duly executed Master Transitional Services Agreement substantially in the form attached hereto as Exhibit G;

                 (f) A duly executed Real Estate Matters Agreement substantially in the form attached hereto as Exhibit H;

                 (g) A duly executed Master Confidential Disclosure Agreement substantially in the form attached hereto as Exhibit I;

                 (h) A duly executed Indemnification and Insurance Matters Agreement substantially in the form attached hereto as Exhibit J;

                 (i) A duly executed Registration Rights Agreement substantially in the form attached hereto as Exhibit K;

                 (j) The agreements, documents and instruments relating to the Prior Transfers;

                 (k) Resignations of each person who is an officer or director of Schlumberger or its Affiliates immediately prior to the Separation Date, and who will be an employee of NPT or its Subsidiaries from and after the Separation Date; and

                 (l) Such other agreements, documents or instruments as the parties may agree are necessary or desirable in order to achieve the purposes hereof.

         Section 2.2 Documents to Be Delivered by NPT. As of the Separation Date, NPT will deliver to each of STI and SBV all of the following:

                 (a) In each case where NPT is a party to any agreement or instrument referred to in Section 2.1, a duly executed counterpart of such agreement or instrument; and

                 (b) Resignations of each person who is an officer or director of NPT or its Subsidiaries immediately prior to the Separation Date, and who will be an employee of Schlumberger or its Affiliates (excluding NPT and its controlled Affiliates) from and after the Separation Date.

                                   ARTICLE III

                       THE IPO AND ACTIONS PENDING THE IPO

         Section 3.1 Transactions Prior to the IPO. Subject to the conditions specified in Section 3.3, STI, SBV and NPT shall each use their reasonable efforts to consummate the IPO. Such efforts shall include, but not necessarily be limited to, those specified in this Section 3.1.

                 (a) Registration Statement. NPT, STI, STC and SBV shall cooperate in preparing, filing with the Securities and Exchange Commission (the "Commission") and causing to become effective a registration statement registering the common stock of NPT under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and any registration statements or amendments thereof which are required to reflect the establishment of, or amendments to, any employee benefit and other plans necessary or appropriate in connection with the IPO, the Separation, the Sale or the other transactions contemplated by this Agreement. NPT shall file such amendments or supplements to the IPO Registration Statement as may be necessary in order to cause the same to become and remain effective as required by law or by the underwriters for the IPO (the "Underwriters"), including, but not limited to, filing such amendments to the IPO Registration Statement as may be required by the underwriting agreement to be entered into among NPT, STI, STC and SBV and the Underwriters (in form and substance reasonably acceptable to NPT, STI, STC and SBV, the "Underwriting Agreement"), the Commission, or federal, state or foreign securities laws.

                 (b) Underwriting Agreement. Each of NPT, STI, STC and SBV shall enter into the Underwriting Agreement, and shall comply with its obligations thereunder, except as may otherwise be waived by the underwriters.

                 (c) NASDAQ or NYSE Listing. NPT shall use reasonable efforts to apply to have its shares of the common stock to be issued in the IPO quoted on The NASDAQ Stock Market's National Market (the "Nasdaq") or The New York Stock Exchange ("NYSE") (each hereinafter being referred to as a "National Exchange"), subject to official notice of issuance.

         Section 3.2 Cooperation. NPT shall consult, and cooperate in all respects, with STI and SBV in connection with the pricing of the common stock of NPT to be offered in the IPO and shall, at their direction, promptly take any and all actions necessary or desirable to consummate the IPO as contemplated by the IPO Registration Statement and the Underwriting Agreement. Schlumberger shall have final authority over the pricing for the NPT common stock to be offered in the IPO of the secondary shares and number of shares to be so offered.

         Section 3.3 Conditions Precedent to Consummation of the IPO. The IPO closing is currently scheduled to occur on or before _______ __, 2002 (the "IPO Closing Date"). The obligations of the parties to use their reasonable efforts to consummate the IPO on or before the IPO Closing Date shall be conditioned on the satisfaction of the following conditions:

                 (a) Registration Statement. The IPO Registration Statement shall have been filed and declared effective by the Commission, and there shall be no stop-order in effect with respect thereto.

                 (b) Blue Sky. The actions and filings with regard to state securities and blue sky laws of the United States (and any comparable laws under any foreign jurisdictions) shall have been taken and, where applicable, have become effective or been accepted.

                 (c) National Exchange Listing. The common stock of NPT to be issued in the IPO shall have been accepted for quotation on a National Exchange, subject to official notice of issuance.

                 (d) Underwriting Agreement. Each of NPT, STI, STC and SBV shall have entered into the Underwriting Agreement and all conditions to the obligations of NPT and the Underwriters shall have been satisfied or waived.

                 (e) No Legal Restraints. No order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Separation or the IPO or any of the other transactions contemplated by this Agreement shall be in effect.

                 (f) Regulatory Compliance. All regulatory notices or relevant permissions have been received with respect to the IPO and Separation and all relevant waiting periods have lapsed.

                 (g) Separation. The Separation shall have become effective by execution and delivery of this Agreement and the Ancillary Agreements.

                 (h) Board Approval. The execution of this agreement and those other agreements contemplated hereunder have been duly authorized by the Board of Directors of each party.

                 (i) Other Actions. Such other actions as the parties hereto may, based upon the advice of counsel, reasonably request to be taken prior to the IPO in order to assure the successful completion of the IPO shall have been taken.

                 (j) No Termination. This Agreement shall not have been terminated in accordance with its terms.

                                   ARTICLE IV

                                    THE SALE

         Section 4.1 The Sale. The Sale may occur at one or more times (subject to any agreed to lockup periods or required quiet periods) and in amounts to be determined solely at the discretion of STI and SBV, taking into account business and market conditions. NPT shall cooperate with STI and SBV in all respects to accomplish each such Sale and shall, at their direction, promptly take any and all actions necessary or desirable to effect any such Sale, including, without limitation, the registration under the Securities Act of 1933, as amended (the "Securities Act") of the common stock of NPT on an appropriate registration form or forms to be designated by STI or SBV in accordance with the terms and conditions set forth in the Registration Rights Agreement, or as otherwise mutually agreed to among NPT, STI and SBV. Schlumberger shall have the sole right to select any investment banker(s), manager(s) and underwriter(s) in connection with the Sale, as well as any financial printer, except as otherwise provided in the Registration Rights Agreement with respect to "piggyback" rights; provided, however, that nothing herein shall prohibit each of NPT, STI and SBV from engaging (at its own expense) its own financial, legal, accounting and other advisors in connection with the Sale.

                                   ARTICLE V

                           COVENANTS AND OTHER MATTERS

         Section 5.1 Other Agreements. Schlumberger, SBV and NPT agree to execute or cause to be executed by the appropriate parties and deliver, as appropriate, such other agreements, instruments and other documents as may be necessary or desirable in order to effect the purposes of this Agreement and the Ancillary Agreements.

         Section 5.2 Further Instruments. At the request of NPT, and without further consideration, STI, STC and SBV will execute and deliver, and will cause their respective applicable Affiliates to execute and deliver, to NPT and its applicable Subsidiaries such other instruments of transfer, conveyance, assignment, substitution and confirmation and take such action as NPT may reasonably deem necessary or desirable to transfer, convey and assign to NPT and its Subsidiaries and confirm NPT's and its Subsidiaries' title to all of the assets, rights and other things of value contemplated to be transferred to NPT and its Subsidiaries pursuant to this Agreement, the Ancillary Agreements and any documents referred to therein, to put NPT and its Subsidiaries in actual possession and operating control thereof and to permit NPT and its Subsidiaries to exercise all rights with respect thereto (including, without limitation, rights under contracts and other arrangements as to which the consent of any third party to the transfer thereof shall not have previously been obtained). At the request of STI, STC or SBV and without further consideration, NPT will execute and deliver, and will cause its applicable Subsidiaries to execute and deliver, to Schlumberger and its applicable Affiliates all instruments, assumptions, novations, undertakings, substitutions or other documents and take such other action as STI or SBV may reasonably deem necessary or desirable in order to have NPT fully and unconditionally assume and discharge the liabilities contemplated to be assumed by NPT under this Agreement or any document in connection herewith and to relieve the Schlumberger Group of any liability or obligation with respect thereto and evidence the same to third parties. Neither

STI, STC, SBV nor NPT shall be obligated, in connection with the foregoing, to expend money other than reasonable out-of-pocket expenses, attorneys' fees and recording or similar fees. Furthermore, each party, at the request of the other party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of the transactions contemplated hereby.

         Section 5.3 Intentionally Omitted.

         Section 5.4 Agreement for Exchange of Information.

                (a) Generally. Each of STI, SBV and NPT agrees to provide, or cause to be provided, to each other, at any time before or after the IPO Closing Date, as soon as reasonably practicable after written request therefor, any Information in the possession or under the control of such party that the requesting party reasonably needs (i) to comply with reporting, disclosure, filing or other requirements imposed on the requesting party (including under applicable securities laws) by a Governmental Authority having jurisdiction over the requesting party, (ii) for use in any other judicial, regulatory, administrative or other proceeding or in order to satisfy audit, accounting, claims, regulatory, litigation or other similar requirements, (iii) to comply with its obligations under this Agreement or any Ancillary Agreement or (iv) in connection with the ongoing businesses of STI, SBV or NPT, or their respective Affiliates, as the case may be; provided, however, that (a) any Confidential Information so disclosed shall be subject to the terms of the Master Confidential Disclosure Agreement, and (b) further provided that in the event that any party determines that any such provision of Information could be commercially detrimental, violate any law or agreement or waive any attorney-client privilege, the parties shall take all reasonable measures to permit the compliance with such obligations in a manner that avoids any such harm or consequence.

                (b) Internal Accounting Controls; Financial Information. After the Separation Date, (i) each party shall maintain in effect at its own cost and expense adequate systems and controls for its business to the extent necessary to enable the other party to satisfy its reporting, accounting, audit and other obligations, and (ii) each party shall provide, or cause to be provided, to the other party and its Affiliates in such form as such requesting party shall request, at no charge to the requesting party, all financial and other data and information as the requesting party determines necessary or advisable in order to prepare its financial statements and reports or filings with any Governmental Authority.

                (c) Ownership of Information. Any Information owned by a party that is provided to a requesting party pursuant to this Section 5.4 shall be deemed to remain the property of the providing party. Unless specifically set forth herein, nothing contained in this Agreement shall be construed as granting or conferring rights of license or otherwise in any such Information.

                (d) Record Retention. To facilitate the possible exchange of Information pursuant to this Section 5.4 and other provisions of this Agreement after the Separation Date, each party agrees to use its reasonable efforts to retain all Information in its respective possession or control on the Separation Date substantially in accordance with the policies of Schlumberger as in effect on the Separation Date. However, except as set forth in the Tax

Sharing Agreement, at any time after the Separation Date, each party may amend its respective record retention policies at such party's discretion; provided, however, that if a party desires to effect the amendment within three years after the Separation Date, the amending party must give 30 days' prior written notice of such change in the policy to the other party to this Agreement.

                  (i) No party will destroy, or permit any of its Subsidiaries to knowingly destroy, any Information that exists on the Separation Date (other than Information that is permitted to be destroyed under the current record retention policies of Schlumberger) and that falls under the categories listed in Section 5.4(a), without first using reasonable efforts to notify the other party of the proposed destruction and giving the other party the opportunity to take possession of such Information prior to such destruction.

                (e) Limitation of Liability. No party shall have any liability to any other party in the event that any Information exchanged or provided pursuant to this Section 5.4 is found to be inaccurate, in the absence of gross negligence or willful misconduct by the party providing such Information. No party shall have any liability to any other party if any Information is destroyed or lost after reasonable efforts by such party to comply with the provisions of this Section 5.4.

                (f) Other Agreements Providing for Exchange of Information. The rights and obligations granted under this Section 5.4 are subject to any specific limitations, qualifications or additional provisions on the sharing, exchange or confidential treatment of Information set forth in this Agreement and any Ancillary Agreement, including the provisions of the Confidential Disclosure Agreement.

                (g) Production of Witnesses; Records; Cooperation. After the Separation Date, except in the case of a legal or other proceeding by one party against another party (which shall be governed by such discovery rules as may be applicable under Section 5.10 or otherwise), each party hereto shall use its reasonable efforts to make available to each other party, upon written request, the former, current and future directors, officers, employees, other personnel and agents of such party as witnesses and any books, records or other documents within its control or which it otherwise has the ability to make available, to the extent that any such person (giving consideration to business demands of such directors, officers, employees, other personnel and agents) or books, records or other documents may reasonably be required in connection with any legal, administrative or other proceeding in which the requesting party may from time to time be involved, regardless of whether such legal, administrative or other proceeding is a matter with respect to which indemnification may be sought hereunder. The requesting party shall bear all costs and expenses in connection therewith, including legal fees.

         Section 5.5 Auditors and Audits; Annual and Quarterly Statements and Accounting. Each party agrees that, for so long as Schlumberger is required in accordance with United States generally accepted accounting principles to consolidate or record under the equity method NPT's results of operations and financial position:

                (a) Selection of Auditors. NPT shall not select a different accounting firm from that used by Schlumberger to serve as its (and its Subsidiaries') independent certified public accountants ("NPT's Auditors") for purposes of providing an opinion on its consolidated financial statements without Schlumberger's prior written consent (which consent may be withheld at Schlumberger's sole discretion).

         (b) Date of Auditors' Opinion and Quarterly Reviews. NPT shall use its reasonable efforts to enable the NPT Auditors to complete their audit such that they will date their opinion on NPT's audited annual financial statements on the same date that Schlumberger's independent certified public accountants ("Schlumberger's Auditors") date their opinion on Schlumberger's audited annual financial statements, and to enable Schlumberger to meet its timetable for the printing, filing and public dissemination of Schlumberger's annual financial statements. NPT shall use its reasonable commercial efforts to enable the NPT Auditors to complete their quarterly review procedures such that they will provide clearance on NPT's quarterly financial statements on the same date that Schlumberger's Auditors provide clearance on Schlumberger's quarterly financial statements.

         (c) Annual and Quarterly Financial Statements. NPT shall provide to Schlumberger on a timely basis all Information that Schlumberger reasonably requires to meet its schedule for the preparation, printing, filing, and public dissemination of Schlumberger's annual and quarterly financial statements in accordance with Schlumberger's financial procedures. Without limiting the generality of the foregoing, NPT will provide all required financial Information with respect to NPT and its Subsidiaries to NPT's Auditors in a sufficient and reasonable time and in sufficient detail to permit NPT's Auditors to take all steps and perform all reviews necessary to provide sufficient assistance to Schlumberger's Auditors with respect to financial Information to be included or contained in Schlumberger's annual and quarterly financial statements. Similarly, Schlumberger shall provide to NPT on a timely basis all financial Information that NPT reasonably requires to meet its schedule for the preparation, printing, filing, and public dissemination of NPT's annual and quarterly financial statements. Without limiting the generality of the foregoing, Schlumberger will provide all required financial Information with respect to Schlumberger and its Subsidiaries to Schlumberger's Auditors in a sufficient and reasonable time and in sufficient detail to permit Schlumberger's Auditors to take all steps and perform all reviews necessary to provide sufficient assistance to NPT's Auditors with respect to Information that is required to be included or contained in NPT's annual and quarterly financial statements.

         (d) Identity of Personnel Performing the Annual Audit and Quarterly Reviews. NPT shall authorize NPT's Auditors to make available to Schlumberger's Auditors both the personnel who performed or will perform the annual audits and quarterly reviews of NPT and work papers related to the annual audits and quarterly reviews of NPT, in all cases within a reasonable time prior to NPT's Auditors' opinion date, so that Schlumberger's Auditors are able to perform the procedures they consider necessary to take responsibility for the work of NPT's Auditors as it relates to Schlumberger's Auditors' report on Schlumberger's financial statements, all within sufficient time to enable Schlumberger to meet its timetable for the printing, filing and public dissemination of Schlumberger's annual and quarterly statements. Similarly, Schlumberger shall authorize Schlumberger's Auditors to make available to NPT's Auditors both the personnel who performed or will perform the annual audits and quarterly reviews of Schlumberger and work papers related to the annual audits and quarterly reviews of Schlumberger, in all cases within a reasonable time prior to Schlumberger's Auditors' opinion date, so that NPT's Auditors are able to perform the procedures they consider necessary to take responsibility for the work of Schlumberger's Auditors as it relates to NPT's Auditors' report on NPT's statements, all within sufficient time to enable NPT to meet its timetable for the printing, filing and public dissemination of NPT's annual and quarterly financial statements.

            (e) Access to Books and Records. NPT shall provide Schlumberger's internal auditors and their designees access to NPT's and its Subsidiaries' books and records so that Schlumberger may conduct reasonable audits relating to the financial statements provided by NPT pursuant hereto as well as to the internal accounting controls and operations of NPT and its Subsidiaries.

            (f) Notice of Change in Accounting Principles. NPT shall give Schlumberger as much prior notice as reasonably practicable of any proposed determination of, or any significant changes in, its accounting estimates or accounting principles from those in effect on the Separation Date. NPT will consult with Schlumberger and, if requested by Schlumberger, NPT will consult with Schlumberger's independent public accountants with respect thereto. Schlumberger shall give NPT as much prior notice as reasonably practicable of any proposed determination of, or any significant changes in, its accounting estimates or accounting principles with respect to NPT from those in effect on the Separation Date.

            (g) Conflict with Third-Party Agreements. Nothing in Sections 5.4 or 5.5 shall require NPT to violate any agreement with any third party regarding the confidentiality of confidential and proprietary information relating to that third party or its business; provided, however, that in the event that NPT is required under Sections 5.4 or 5.5 to disclose any such Information, NPT shall use reasonable efforts to seek to obtain such third party's consent to the disclosure of such information.

     Section 5.6 Consistency with Past Practices. At all times before the Separation Date, Schlumberger and NPT will conduct the NPT Business in the ordinary course, consistent with past practices.

     Section 5.7 Payment of Expenses. Except as otherwise provided in this Agreement, the Ancillary Agreements or any other agreement between the parties relating to the Separation, the IPO or the Sale, all costs and expenses of the parties hereto in connection with the Separation, other than certain taxes (as specified in the Ancillary Agreements) shall be borne by Schlumberger. The costs and expenses of the parties hereto in connection with the IPO (other than underwriting discounts and commissions) and the Sale shall be borne by STI and SBV. Each party hereto shall be responsible for its own internal costs incurred in connection with the Separation, the IPO and the Sale.

     Section 5.8 Dispute Resolution.

            (a) If a dispute, controversy or claim ("Dispute") arises between the parties relating to the interpretation or performance of this Agreement or the Ancillary Agreements, or the grounds for the termination hereof, appropriate senior executives (e.g. director or V.P. level) of each party who shall have the authority to resolve the matter shall meet to attempt in good faith to negotiate a resolution of the Dispute prior to pursuing other available remedies. The initial meeting between the appropriate senior executives shall be referred to herein as the

"Dispute Resolution Commencement Date." Discussions and correspondence relating to trying to resolve such Dispute shall be treated as confidential information developed for the purpose of settlement and shall be exempt from discovery or production and shall not be admissible. If the senior executives are unable to resolve the Dispute within 30 days from the Dispute Resolution Commencement Date, and either party wishes to pursue its rights relating to such Dispute, then the Dispute will be mediated by a mutually acceptable mediator appointed pursuant to the mediation rules of JAMS/Endispute within 30 days after written notice by one party to the other demanding non-binding mediation. Neither party may unreasonably withhold consent to the selection of a mediator or the location of the mediation. Both parties will share the costs of the mediation equally, except that each party shall bear its own costs and expenses, including attorney's fees, witness fees, travel expenses, and preparation costs. The parties may also mutually agree to replace mediation with some other form of non-binding or binding ADR.

            (b) Any Dispute which the parties cannot resolve through mediation within 90 days of the Dispute Resolution Commencement Date, unless otherwise mutually agreed, shall be submitted to final and binding arbitration under the then current Commercial Arbitration Rules of the American Arbitration Association ("AAA"), by three arbitrators in Santa Clara County, California. Such arbitrators shall be selected by the mutual agreement of the parties or, failing such agreement, shall be selected according to the aforesaid AAA rules. The arbitrators will be instructed to prepare and deliver a written, reasoned opinion stating their decision within 30 days of the completion of the arbitration. The prevailing party in such arbitration shall be entitled to expenses, including costs and reasonable attorneys' and other professional fees, incurred in connection with the arbitration (but excluding any costs and fees associated with prior negotiation or mediation). The decision of the arbitrator shall be final and non-appealable and may be enforced in any court of competent jurisdiction. The use of any ADR procedures will not be construed under the doctrine of laches, waiver or estoppel to adversely affect the rights of either party.

            (c) Any Dispute regarding the following is not required to be negotiated, mediated or arbitrated prior to seeking relief from a court of competent jurisdiction: breach of any obligation of confidentiality; infringement, misappropriation, or misuse of any intellectual property right; any other claim where interim or equitable relief from the court is sought to prevent serious and irreparable injury to one of the parties or to others. However, the parties to the Dispute shall make a good faith effort to negotiate and mediate such Dispute, according to the above procedures, while such court action is pending.

            (d) Continuity of Service and Performance. Unless otherwise agreed in writing, the parties will continue to provide service and honor all other commitments under this Agreement and each Ancillary Agreement during the course of dispute resolution pursuant to the provisions of this Section 5.8 with respect to all matters not subject to such dispute, controversy or claim.

     Section 5.9 Governmental Approvals. To the extent that the Separation requires any Governmental Approvals, the parties will use their best efforts to obtain any such Governmental Approvals.

     Section 5.10 No Representation or Warranty. Schlumberger does not, in this Agreement or any other agreement, instrument or document contemplated by this Agreement, make any representation as to, warranty of or covenant with respect to:

             (a) the value of any asset or thing of value previously transferred or to be transferred to NPT;

             (b) the freedom from encumbrance or claims of any asset or thing of value previously transferred or to be transferred to NPT;

             (c) the transferability of rights, obligations, or licenses of third parties with respect to the assets of the NPT Business;

             (d) the absence of defenses or freedom from counterclaims with respect to any claim previously transferred or to be transferred to NPT; or

             (e) the legal sufficiency of any assignment, document or instrument delivered or previously delivered hereunder to convey title to any asset or thing of value upon its execution, deliver and filing.

Except as may expressly be set forth herein or in any Ancillary Agreement, all assets previously transferred or to be transferred to NPT shall have been or will be transferred "AS IS, WHERE IS" and NPT shall bear the economic and legal risk that any conveyance shall prove to be insufficient to vest in NPT good and marketable title, free and clear of any lien, claim, equity or other encumbrance. NPT ACKNOWLEDGES AND AGREES THAT SCHLUMBERGER MAKES NO REPRESENTATIONS OR EXTENDS ANY WARRANTIES WHATSOEVER, EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT THERETO, INCLUDING WITHOUT LIMITATION ANY WARRANTIES CONCERNING THE QUALITY, SUFFICIENCY OR USEABILITY OF THE ASSETS TRANSFERRED HEREUNDER, AND ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, ENFORCEABILITY OR NON-INFRINGEMENT. NPT ACKNOWLEDGES THAT IT IS SOLELY RESPONSIBLE FOR ANY RESULTS OBTAINED FROM THE USE OF THE ASSETS AND NPT HEREBY IRREVOCABLY WAIVES ANY CLAIMS IT MAY HAVE OR LATER MAY HAVE AGAINST SCHLUMBERGER AND THE SCHLUMBERGER GROUP IN CONNECTION WITH SUCH USE.

     Section 5.11 Employee Agreements: Definition. As used in this Section 5.11, "Employee Agreement" means the Patent and Confidential Information Agreement and corresponding agreements in foreign countries executed by each Schlumberger employee.

             (a) Survival of Employee Agreement Obligations and Schlumberger's Common Law Rights. The Employee Agreements of all Schlumberger employees transferred to NPT as of the IPO Closing Date shall remain in full force and effect according to their terms; provided, however, that none of the following acts committed by former Schlumberger employees within the scope of their NPT employment shall constitute a breach of such Schlumberger Employee Agreements:
(i) the use or disclosure of Confidential Information (as that term is defined in the former Schlumberger employee's Schlumberger Employee Agreement) for or on behalf of NPT, if such disclosure is consistent with the rights granted to NPT and restrictions imposed on NPT under this Agreement, any Ancillary Agreement or any other agreement between the parties; (ii) the disclosure and assignment to NPT of rights in proprietary developments authored or conceived by the former Schlumberger employee after the Separation Date and resulting from the use of, or based upon intellectual property (whether patented or not) which is retained by Schlumberger; provided, however, that in no event shall such disclosure and assignment be regarded as assigning rights in or to the underlying intellectual property to NPT, which rights are defined in the Ancillary Agreements; or (iii) the rendering of any services, directly or indirectly, to NPT to the extent such services are consistent with the assignment or license of rights granted to NPT and the restrictions imposed on NPT under this Agreement, any Ancillary Agreement or any other agreement between the parties. Schlumberger retains any rights it has under statute or common law with respect to actions by its former employees to the extent such actions are inconsistent with the rights granted to NPT and restrictions imposed on NPT under this Agreement, any Ancillary Agreement or any other agreement between the parties.

         (b)   Assignment, Cooperation for Compliance and Enforcement.

            (i) Schlumberger retains all rights under the Schlumberger Employee Agreements of all former Schlumberger employees necessary to permit Schlumberger to protect the rights and interests of Schlumberger, but hereby transfers and assigns to NPT its rights under the Schlumberger Employee Agreements of all former Schlumberger employees to the extent required to permit NPT to enjoin, restrain, recover damages from or obtain specific performance of the Schlumberger Employee Agreements or obtain other remedies against any employee who breaches his/her Schlumberger Employee Agreement with respect to matters relating to the NPT Business.

            (ii) Schlumberger and NPT agree, at their own respective cost and expense, to use their reasonable efforts to cooperate as follows: (A) NPT shall advise Schlumberger of: (1) any violation(s) of the Schlumberger Employee Agreements by former Schlumberger employees, and (2) any violation(s) of the NPT Employee Agreement which affect Schlumberger's rights; and (B) Schlumberger shall advise NPT of any violations of the Schlumberger Employee Agreements by current or former Schlumberger employees which affect NPT's rights; provided, however, that the foregoing obligations shall only apply to violations which become known to an attorney within the legal department of the party obligated to provide notice thereof.

            (iii) Schlumberger and NPT each may separately enforce the Schlumberger Employee Agreements of former Schlumberger employees to the extent necessary to reasonably protect their respective interests, provided, however, that (i) NPT shall not commence any legal action relating thereto without first consulting with Schlumberger's General Counsel or his/her designee and (ii) Schlumberger shall not commence any legal action relating thereto against any former Schlumberger employee who is at the time an NPT employee without first consulting with NPT's General Counsel or his/her designee. If either party, in seeking to enforce any Schlumberger Employee Agreement, notifies the other party that it is, in their legal advisor's reasonable opinion, desirable for such party to join in such action, then the other party shall do so, provided however that the party bringing such action and requiring such joinder shall pay any expenses and costs (including legal fees) incurred by the other party. In addition, if either party commences or becomes a party to any action to enforce a Schlumberger Employee Agreement of a former Schlumberger employee, the other party shall, whether or not it becomes a party to the action, cooperate with the other party by making available its files and employees who have information or knowledge relevant to the dispute, subject to appropriate measures to protect the confidentiality of any proprietary or confidential information that may be disclosed in the course of such cooperation or action and subject to any relevant privacy laws and regulations. Any such action shall be conducted at the expense of the party bringing the action and the parties shall agree on a case by case basis on compensation, if any, of the other party for the value of the time of such other party's employees as reasonably required in connection with the action.

              (iv) Schlumberger and NPT understand and acknowledge that matters relating to the making, performance, enforcement, assignment and termination of employee agreements are typically governed by the laws and regulations of the national, federal, state or local governmental unit where an employee resides, or where an employee's services are rendered, and that such laws and regulations may supersede or limit the applicability or enforceability of this Section 5.11. In such circumstances, Schlumberger and NPT agree to take action with respect to the employee agreements that best accomplishes the parties' objectives as set forth in this Section 5.11 and that is consistent with applicable law.

     Section 5.12 Cooperation in Obtaining New Agreements. The parties understand that, prior to the Separation Date, NPT has derived benefits under certain agreements and relationships between Schlumberger and third parties, which agreements and relationships are not being assigned or transferred to NPT in connection with the Separation. During the first year following the Separation Date and upon the request of NPT, Schlumberger agrees to make introductions of appropriate NPT personnel to Schlumberger's contacts at such third parties, and agrees to provide reasonable assistance to NPT, at Schlumberger's own expense, so that NPT may seek to enter into agreements or relationships with such third parties. Such assistance may include, but is not limited to, (i) requesting and encouraging such third parties to enter into such agreements or relationships with NPT and (ii) attending meetings with NPT and such third parties. The parties further understand that certain agreements between Schlumberger and third parties which are being assigned to NPT in connection with the Separation may require the consent of the applicable third party. Schlumberger shall reasonably assist NPT in seeking to obtain the consent of such third parties to such assignment(s).

     Section 5.13 Property Damage to NPT Assets Prior to the Separation Date. In the event of any property damage, other than ordinary wear and tear, to any NPT Assets held by Schlumberger which occurs prior to the Separation Date, Schlumberger shall, at its sole discretion, make its reasonable efforts to repair or otherwise address such damage in the ordinary course of business consistent with past practices; provided, however, that nothing in this clause shall restrict Schlumberger from disposing of any Assets in the ordinary course of business consistent with past practices.

     Section 5.14 Charter/bylaw Amendments. So long as the Schlumberger Group owns shares representing [ ]% of the voting power of all of the outstanding shares of Common Stock of NPT, NPT will not, without the prior consent of Schlumberger, adopt any amendments to its certificate of incorporation or bylaws or take or recommend to its stockholders any action that would (i) impose limitations on the legal rights of the Schlumberger Group as NPT stockholders other than those imposed pursuant to the express terms of this Agreement, including, without limitation, any action which would impose restrictions (A) based upon the size of security holding, the business in which a security holder is engaged or considerations applicable to the Schlumberger Group and not to security holders generally, or (B) with reference to the Common Stock generally, by means of the issuance of or proposal to issue any other class of securities having voting power disproportionately greater than the equity investment in NPT represented by such securities; (ii) involve the issuance or corporate action providing for the issuance of any warrant, capital stock, rights or other security that has rights (including rights of redemption) that are dependent upon the amount of voting securities owned by the Schlumberger Group; (iii) deny any benefit to the Schlumberger Group proportionately as holders of any class of voting securities that is made available to other holders of the same class of voting securities generally; or
(iv) alter voting or other rights of the holders of any class of voting securities so that any such rights (or the vote required with respect to any matter) are determined with reference to the amount of voting securities held by the Schlumberger Group; provided, that this Section 5.14 shall not prohibit NPT from adopting a customary shareholder rights plan, reasonably satisfactory to Schlumberger, or taking any action otherwise prohibited hereby, so long as the Schlumberger Group is either expressly or as part of a class of stockholders which includes the Schlumberger Group exempted from such action or the limitations on legal rights imposed thereby with respect to the number of shares of Common Stock owned by them at the time such plan is adopted.

     Section 5.15  NPT Board Representation.

             (a) For so long as the Schlumberger Group beneficially owns shares representing less than 50% but more than 10% of the voting power of all of the outstanding Common Stock, Schlumberger shall have the right to designate for nomination by the NPT Board (or any nominating committee thereof) to the NPT Board a proportionate number of members of the NPT Board, as calculated in accordance with Section 5.15(d). Notwithstanding anything to the contrary set forth herein, NPT's obligations with respect to the election or appointment of Schlumberger designated members shall be limited to the obligations set forth under subsections (b) and (c) below.

             (b) NPT shall exercise all authority under applicable law and shall use its best efforts to cause three persons designated by Schlumberger to be elected to the NPT Board effective at or prior to the Separation Date. Commencing with the annual meeting of stockholders of NPT to be held in 2003 and prior to each annual meeting of stockholders of NPT thereafter, Schlumberger shall be entitled to present to the NPT Board or any nominating committee thereof such number of designees of Schlumberger (each, a "Schlumberger Designee") for election at such annual meeting as would result in Schlumberger having the appropriate number of Schlumberger Designees on the NPT Board as determined pursuant to subsection (a) above.

             (c) NPT shall at all such times exercise all authority under applicable law and use its best efforts to cause all such designees to be nominated as Board members by the nominating committee of the NPT Board if there is such a committee or by the NPT Board otherwise. NPT shall cause each Schlumberger Designee for election to the NPT Board to be included in the slate of designees recommended by the NPT Board to NPT's stockholders for election as directors at each annual meeting of the stockholders of NPT (or at any special meeting held for the election of directors) and shall use its best efforts to cause the election of each such Schlumberger Designee, including soliciting proxies in favor of the election of such person. In the event that any Schlumberger Designee elected to the NPT Board shall cease to serve as a director for any reason, the vacancy resulting therefrom shall be filled by the NPT Board with a substitute Schlumberger Designee, unless such vacancy was caused by action of stockholders (in which case, in accordance with NPT's Restated Certificate of Incorporation, the stockholders shall fill such vacancy). In the event that as a result of an increase in the size of the NPT Board, Schlumberger is entitled to have one or more additional Schlumberger Designees elected to the NPT Board pursuant to subsection (a) above, the NPT Board shall appoint the appropriate number of such additional Schlumberger Designees, unless such increase in size of the NPT Board was caused by the action of stockholders (in which case, in accordance with NPT's Restated Certificate of Incorporation, the stockholders shall elect such additional director or directors). The parties hereto agree that the directors of NPT identified in the Registration Statement include three Schlumberger Designees.

               (d) If at any time that Schlumberger Designees are to serve on the NPT Board, Schlumberger beneficially owns shares representing less than 50% but more than 10% of the total voting power of all of the outstanding Common Stock of NPT, the number of persons Schlumberger shall be entitled to designate for nomination by the NPT Board (or any nominating committee thereof) for election to the NPT Board shall be equal to the number of directors computed using the following formula (rounded to the nearest whole number): the product of (1) the percentage of the voting power of all of the outstanding shares of Common Stock of NPT beneficially owned by the Schlumberger Group and (2) the number of directors then on the NPT Board (assuming no vacancies exist). Notwithstanding the foregoing, if Schlumberger beneficially owns shares of Common Stock of NPT representing less than 50% of the total voting power of all outstanding shares of voting stock of NPT and the calculation of the formula set forth in the foregoing sentence would result in Schlumberger being entitled to elect a majority of the members of the NPT Board, the formula will be recalculated with the product being rounded down to the nearest whole number. If the number of Schlumberger Designees serving on the NPT Board exceeds the number determined pursuant to the foregoing sentences of this Section 5.15(d) (such difference being herein called the "Excess Director Number"), then Schlumberger shall, upon request of the NPT Board (with the Schlumberger Designees abstaining), use its reasonable best efforts to cause Schlumberger Designees selected by Schlumberger in its sole discretion (the number of which designees shall be equal to the Excess Director Number) to promptly resign from the NPT Board, and, to the extent such persons do not so resign, Schlumberger shall assist NPT in increasing the size of the NPT Board, so that after giving effect to such increase, the number of Schlumberger Designees on the NPT Board is in accordance with the provisions of this Section 5.15(d).

                                   ARTICLE VI

                                 MISCELLANEOUS

         Section 6.1 Limitation of Liability. IN NO EVENT SHALL ANY MEMBER OF THE SCHLUMBERGER GROUP OR NPT GROUP BE LIABLE TO ANY OTHER MEMBER

OF THE SCHLUMBERGER GROUP OR NPT GROUP FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES, LOST PROFITS, LOSS OF BUSINESS, LOSS OF USE OF ASSETS, LOSS OF VALUE OF ASSETS, LOSS OF DATA, COST OF COVER, OR BUSINESS INTERRUPTION HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUT OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATIONS SHALL NOT LIMIT EACH PARTY'S INDEMNIFICATION OBLIGATIONS FOR THOSE LIABILITIES THAT ARE SET FORTH IN THE INDEMNIFICATION AND INSURANCE MATTERS AGREEMENT. THE FOREGOING LIMITATION WILL NOT LIMIT EITHER PARTY'S OBLIGATIONS WITH RESPECT TO PAYMENT OF DAMAGES OF ANY KIND INCLUDED IN AN AWARD OR SETTLEMENT OF A THIRD PARTY CLAIM UNDER ANY INDEMNITY OR INFRINGEMENT DEFENSE PROVISIONS SPECIFIED HEREIN OR IN THE ANCILLARY AGREEMENTS.

         Section 6.2 Entire Agreement. This Agreement, the Ancillary Agreements, the Exhibits and Schedules referenced or attached hereto and thereto and the agreements and documents pertaining to the Prior Transfers constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof and thereof.

         Section 6.3 Governing Law. This Agreement shall be construed in accordance with and all Disputes hereunder shall be governed by the laws of the State of Delaware, excluding its conflict of law rules and the United Nations Convention on Contracts for the International Sale of Goods.

         Section 6.4 Descriptive Headings. The headings contained in this Agreement, in any Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning assigned to such term in this Agreement. When a reference is made in this Agreement to an Article or a Section, Exhibit or Schedule, such reference shall be to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.

         Section 6.5 Termination. This Agreement and all Ancillary Agreements may be terminated and the IPO Closing abandoned at any time prior to the IPO Closing Date by and in the sole discretion of Schlumberger without the approval of NPT. This Agreement may be terminated at any time after the IPO Closing Date and before the Sale Date by mutual consent of Schlumberger and NPT. In the event of termination pursuant to this Section 6.5, no party shall have any liability of any kind to the other party.

         Section 6.6 Notices. Notices, offers, requests or other communications required or permitted to be given by either party pursuant to the terms of this Agreement shall be given in writing to the respective parties to the following addresses:

                  if to STI:

                            Schlumberger Technologies, Inc.
                            [To Come]
                            Attention:   [__________]
                            Telephone:   [__________]
                            Facsimile:   [__________]

                  if to SBV:

                            Schlumberger BV
                            [To Come]
                            Attention:   [__________]
                            Telephone:   [__________]
                            Facsimile:   [__________]

                  if to STC:

                            Schlumberger Technology Corporation
                            [To Come]
                            Attention:   [__________]
                            Telephone:   [__________]
                            Facsimile:   [__________]

                  if to NPT:

                            NPTest, Inc.
                            [To Come]
                            Attention:   General Counsel
                            Telephone:   [__________]
                            Facsimile:   [__________]

or to such other address as the party to whom notice is given may have previously furnished to the other in writing as provided herein. Any notice involving non-performance, termination, or renewal shall be sent by hand delivery, recognized overnight courier or, within the United States, may also be sent via certified mail, return receipt requested. All other notices may also be sent by fax, confirmed by first class mail. All notices shall be deemed to have been given and received on the earlier of actual delivery or three days from the date of postmark.

         Section 6.7 Counterparts. This Agreement, including the Ancillary Agreement and the Exhibits and Schedules hereto and thereto and the other documents referred to herein or therein, may be executed in counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

         Section 6.8 Binding Effect; Assignment. No party may, directly or indirectly, in whole or in part, whether by operation of law or otherwise, assign or transfer this Agreement, without the other parties' prior written consent, and any attempted assignment, transfer or delegation without such prior written consent shall be voidable at the sole option of such other parties. Notwithstanding the foregoing, each party (or its permitted successive assignees or transferees hereunder) may assign or transfer this Agreement as a whole without consent to an entity that succeeds to all or substantially all of the business or assets of such party. Without limiting the foregoing, this Agreement will be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

         Section 6.9 Severability. If any term or other provision of this Agreement or the Exhibits or Schedules attached hereto is determined by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest extent possible.

         Section 6.10 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of either party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement or the Exhibits or Schedules attached hereto are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         Section 6.11 Amendment. No change or amendment will be made to this Agreement or the Exhibits or Schedules attached hereto except by an instrument in writing signed on behalf of each of the parties to such agreement.

         Section 6.12 Authority. Each of the parties hereto represents to the other that (a) it has the corporate or other requisite power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate or other actions, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles.

         Section 6.13 Conflicting Agreements. In the event of conflict between this Agreement and any Ancillary Agreement or other agreement executed in connection herewith, including any agreements executed in connection with the Prior Transfers, the provisions of such other agreement shall prevail.

                                  ARTICLE VII

                                  DEFINITIONS

         Section 7.1 Affiliate. "Affiliate" of any Person means any entity that controls, is controlled by, or is under common control with such Person. As used herein, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by contract or otherwise.

         Section 7.2  Ancillary Agreements

         "Ancillary Agreements" has the meaning set forth in Section 2.1 hereof.

         Section 7.3  Employee Agreement.

         "Employee Agreement" has the meaning set forth in Section 5.11 hereof.

         Section 7.4 Governmental Approvals. "Governmental Approvals" means any notices, reports or other filings to be made, or any consents, registrations, approvals, permits or authorizations to be obtained from, any Governmental Authority.

         Section 7.5 Governmental Authority. "Governmental Authority" shall mean any federal, state, local, foreign or international court, government, department, commission, board, bureau, agency, official or other regulatory, administrative or governmental authority.

         Section 7.6 Information. "Information" means information, whether or not patentable or copyrightable, in written, oral, electronic or other tangible or intangible forms, stored in any medium, including studies, reports, records, books, contracts, instruments, surveys, discoveries, ideas, concepts, know-how, techniques, designs, specifications, drawings, blueprints, diagrams, models, prototypes, samples, flow charts, data, computer data, disks, diskettes, tapes, computer programs or other software, marketing plans, customer names, communications by or to attorneys (including attorney-client privileged communications), memos and other materials prepared by attorneys or under their direction (including attorney work product), and other technical, financial, employee or business information or data.

         Section 7.7 IPO Closing Date. "IPO Closing Date" has the meaning set forth in the Section 3.3 hereof.

         Section 7.8 Local Transfer Agreements. "Local Transfer Agreements" means the agreements, documents and instruments relating to the Prior Transfers.

         Section 7.9  NPT Assets. "NPT Assets" has the meaning set forth in
Section 1.2 of the Assignment Agreement.

         Section 7.10 NPT Group. "NPT Group" means NPT and each Subsidiary immediately after the Separation Date or that is contemplated to be a Subsidiary pursuant to this Agreement or the General Assignment and Assumption Agreement and each Person that becomes a Subsidiary after the Separation Date.

         Section 7.11 NPT's Auditors. "NPT's Auditors" means NPT's independent certified public accountants.

         Section 7.12 Person. "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

         Section 7.13 Schlumberger Group. "Schlumberger Group" means Schlumberger Limited, and each Subsidiary and Affiliate of Schlumberger Limited (other than any member of the NPT Group).

         Section 7.14 Schlumberger's Auditors. "Schlumberger's Auditors" means Schlumberger's independent certified public accountants.

         Section 7.15 Subsidiary. "Subsidiary" of any Person means a corporation or other organization whether incorporated or unincorporated of which at least a majority of the securities or interests having by the terms thereof ordinary voting power to elect at least a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries; provided, however, that no Person that is not directly or indirectly wholly-owned by any other Person shall be a Subsidiary of such other Person unless such other Person controls, or has the right, power or ability to control, that Person.

         WHEREFORE, the parties have signed this Master Separation and Sale Agreement effective as of the date first set forth above.


Schlumberger Technologies, Inc.        NPTest, Inc.


By: _______________________________    By: ____________________________________
    Name:                                  Name:
    Title:                                 Title:


Schlumberger BV


By: _______________________________
    Name:
    Title:


Schlumberger Technology Corporation


By: _______________________________
    Name:
    Title:

                                    EXHIBITS

Exhibit A     Certificate of Secretary of STI or SBV

Exhibit B     Certificate of Secretary of NPT

Exhibit C     General Assignment and Assumption Agreement

Exhibit D-1   Master Technology Ownership and License Agreement
Exhibit D-2   Master Patent Ownership Agreement
Exhibit D-3   Master Trademark Ownership and License Agreement

Exhibit E     Employee Matters Agreement

Exhibit F     Tax Sharing Agreement

Exhibit G     Master Transitional Services Agreement

Exhibit H     Real Estate Matters Agreement

Exhibit I     Master Confidential Disclosure Agreement

Exhibit J     Indemnification and Insurance Matters Agreement

Exhibit K     Registration Rights Agreement

                                    EXHIBIT A

                           CERTIFICATE OF SECRETARY OF

              [SCHLUMBERGER TECHNOLOGIES, INC. OR SCHLUMBERGER BV]



                             SECRETARY'S CERTIFICATE



         I, _______________________________, Secretary of [Schlumberger
Technologies, Inc. or Schlumberger BV], a ____________ organized and existing under the laws of __________________, DO HEREBY CERTIFY that attached hereto are true and correct copies of certain resolutions adopted at a duly convened meeting of the [Schlumberger Technologies, Inc. or Schlumberger BV] Board of Directors on __________, 2002, which resolutions have not been amended, modified or rescinded and remain in full force and effect on the date hereof.

         IN WITNESS WHEREOF, I have hereunder set my hand and affixed the seal of [Schlumberger Technologies, Inc. or Schlumberger BV] this __________ day of __________, 2002.



                                         _______________________________________
                                                         Secretary

                                    EXHIBIT B

                      CERTIFICATE OF SECRETARY OF NPT, INC.



                             SECRETARY'S CERTIFICATE

         I, ___________________________, Secretary of NPT, a corporation organized and existing under the laws of the State of Delaware (the "Company"), DO HEREBY CERTIFY that attached hereto are true and correct copies of certain resolutions adopted at a duly convened meeting of the Company's Board of Directors on __________, 2002, which resolutions have not been amended, modified or rescinded and remain in full force and effect on the date hereof.

         IN WITNESS WHEREOF, I have hereunder set my hand and affixed the seal of the Company this __________ day of __________, 2002.


                                         _______________________________________
                                                         Secretary

                                    EXHIBIT C

                   GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT

                                   EXHIBIT D-1

                MASTER TECHNOLOGY OWNERSHIP AND LICENSE AGREEMENT

                                  EXHIBIT D-2

                       MASTER PATENT OWNERSHIP AGREEMENT

                                  EXHIBIT D-3

                MASTER TRADEMARK OWNERSHIP AND LICENSE AGREEMENT

                                    EXHIBIT E

                           EMPLOYEE MATTERS AGREEMENT

                                   EXHIBIT F

                             TAX SHARING AGREEMENT

                                    EXHIBIT G

                     MASTER TRANSITIONAL SERVICES AGREEMENT

                                   EXHIBIT H

                         REAL ESTATE MATTERS AGREEMENT

                                    EXHIBIT I

                    MASTER CONFIDENTIAL DISCLOSURE AGREEMENT

                                    EXHIBIT J

                INDEMNIFICATION AND INSURANCE MATTERS AGREEMENT

                                    EXHIBIT K

                          REGISTRATION RIGHTS AGREEMENT

                                   EXHIBIT L

                          REORGANIZATION OF OPERATIONS
                          (DOMESTIC AND INTERNATIONAL)

                                       37